
LAIRD SUPERFOOD
PREBIOTIC DAILY GREENS
PERFORMANCE MUSHROOMS
PROTEIN CREAMER
TERRASOUL SUPERFOODS
ACAI
VALUE SIZE

LAIRD SUPERFOOD

Terrasoul Superfoods Acquisition

BUILDING A SCALABLE, MULTI-BRAND SUPERFOOD PLATFORM

April 2026


NAVITAS
CACAO
CHIA
HEMP
POWER SNACKS
CACAO WAFERS
TERRASOUL SUPERFOODS
CACAO POWDER
POMEGRANATE POWDER
WHITE QUINOA

Important Disclosures

Cautionary "Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995: Cautionary "Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995: This presentation contains "forward-looking" statements that are based on Laird Superfood, Inc.'s (the "Company", "Laird Superfood", "Laird" or "LSF") current expectations or forecasts of future events and are not guarantees of future performance. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information or predictions concerning the acquisitions of Navitas LLC and Terrasoul Superfoods, LLC (the " Acquisitions") and its estimates of future synergies, growth opportunities, savings and efficiencies, expectations regarding the Company's ability to effectively integrate assets and properties it may acquire as a result of the Acquisitions, expectations of future plans, priorities, focus and benefits of the Acquisitions, the Company's future financial performance, cash balance, plans and objectives, competitive position, market trends, succession planning, product pipeline, and potential growth and market opportunities. In some cases, you can identify forward-looking statements by words such as "intends," "estimates," "predicts," "potential," "continues," "target," "sustain," "anticipates," "plans," "expects," "believes," "should," "could," "may," "will," "would," "seeks" or the negative of these terms or other comparable terminology.

Forward-looking statements involve risks and uncertainties, which may cause the Company's actual results, performance or achievements to be materially different from those expressed or implied by forward-looking statements. Key factors that could cause actual results to be different than expected or anticipated include, but are not limited to: the possibility of litigation (including related to the Acquisitions), volatility regarding our revenue, expenses, including shipping expenses, and other operating results; our ability to acquire new direct and wholesale customers and successfully retain existing customers; our ability to attract and retain our suppliers, distributors and co-manufacturers, and effectively manage their costs and performance; effects of real or perceived quality or health issues with our products or other issues that adversely affect our brand and reputation; our ability to innovate on a timely and cost-effective basis, predict changes in consumer preferences and develop successful new products, or updates to existing products, and develop innovative marketing strategies; adverse developments regarding prices and availability of raw materials and other inputs, a substantial amount of which come from a limited number of suppliers outside the United States, including in areas which may be adversely affected by climate change; effects of changes in the tastes and preferences of our consumers and consumer preferences for natural and organic food products; the financial condition of, and our relationships with, our suppliers, co-manufacturers, distributors, retailers and food service customers, as well as the health of the food service industry generally; the ability of ourselves, our suppliers and co-manufacturers to comply with food safety, environmental or other laws or regulations and the potential impact of policy changes regarding imports, exports, and tariffs; our plans for future investments in our business, our anticipated capital expenditures and our estimates regarding our capital requirements, including our ability to continue as a going concern; the costs and success of our marketing efforts, and our ability to promote our brand; our reliance on our executive team and other key personnel and our ability to identify, recruit and retain skilled and general working personnel; our ability to effectively manage our growth; our ability to compete effectively with existing competitors and new market entrants; the impact of adverse economic conditions, consumer confidence and spending levels; the growth rates of the markets in which we compete; and other factors discussed in our reports filed with the Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K for the year ended December 31, 2025, and subsequent Quarterly Report(s) on Form 10-Q

LAIRD SUPERFOOD

Important Disclosures (cont.)

In light of these risks, uncertainties and assumptions, you are cautioned not to place undue reliance on forward-looking statements, which are inherently unreliable and speak only as of the date of this presentation. The Company cannot guarantee that the future results, performance, or events and circumstances described in the forward-looking statements will be achieved or occur. The Company undertakes no obligation, and the Company expressly disclaims any obligation, to update or alter any forward-looking statements for any reason after the date of this presentation, whether as a result of new information, future events or otherwise, except as required by law. In addition, statements including phrases such as "we believe" and similar statements reflect the Company's beliefs and opinions on the relevant subject. These statements are based upon information available to the Company as of the date of this presentation, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information.
Third-Party Information: This presentation also contains estimates, projections and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company's industry and its business. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. The Company has not independently verified the accuracy and completeness of the information obtained by third parties included in this presentation, and expressly disclaims any responsibility for the accuracy, completeness or fairness of any such third-party information.

This presentation contains unaudited consolidated financial information for Terrasoul Superfoods, LLC ("Terrasoul")'s fiscal year ended December 31, 2025. The unaudited financial information for the fiscal year ended December 31, 2025 is subject to the completion of the preparation of Terrasoul's audited financial statements for the fiscal year ended December 31, 2025, as well as Terrasoul's audit for fiscal year ended December 31, 2025.

While the Company is currently unaware of any items that would require the Company to make adjustments to the Terrasoul financial information set forth in this presentation for the fiscal year ended December 31, 2025, it is possible that the independent auditors may identify such items as the audited financial statements for Terrasoul for the fiscal year ended December 31, 2025 and any resulting changes could be material. There can be no assurance as to the reliability or correctness of such unaudited financials, nor should any assurances be inferred, and actual results may vary materially.
Acquisition Risk: Although we expect that the Acquisitions will result in benefits to the Company, we may not realize the anticipated benefits because of integration difficulties or other challenges.

LAIRD SUPERFOOD

We are creating a leading portfolio of Superfood brands

NEW SUPERFOOD PORTFOLIO COMPANY
>$500 REVENUE OPPORTUNITY
DOUBLE-DIGIT GROWTH
OPERATIONAL AND COMMERCIAL SYNERGIES
STRONG EBITDA AND CASH FLOW GENERATION

- LAIRD SUPERFOOD — FY25 $49.9M REVENUE
- NAVITAS ORGANICS — FY 25 $45.3M REVENUE
- TERRASOUL SUPERFOODS — FY25 $65.8M REVENUE[1]
- FUTURE STRATEGIC ACQUISITIONS

[1] Based on FY 2025 unaudited financial statements

LSF exec team welcomes new CMO experienced in CPG



Jason Vieth

CEO | President

- President and CEO since January 2022
- EVP/GM at Sovos Brands
- SVP of Life Time Fitness
- SVP/GM at WhiteWave Foods
- Boston Consulting Group



Anya Hamill

CFO

- CFO since July 2022
- CFO at Little Secrets
- Sr. Director of Finance at Danone North America
- Sr. Director of Finance at WhiteWave Foods



Andy Judd

CMO

- CMO since April 2026
- CMO at Poppi
- CCO at LSF
- CMO at Yasso
- CMO at One Brands
- VP Marketing Boulder Brands and WhiteWave Foods



Jared Larkin

VP, Supply Chain

- VP of Supply Chain since August 2022
- Director of Ops and Finance at Picky Bars
- President of KIALOA Canoe Paddles

LAIRD SUPERFOOD

LSF is building a superfoods platform

Funded by $110M of Convertible Preferred Equity from Nexus Capital

- **2015** — Laird Superfood founded by Laird Hamilton
- **2020** — Laird Superfood IPO
- **Q126** — Navitas Acquisition[1]
- **Q226** — Terrasoul Acquisition[2]
- **2026+** — Future strategic acquisitions

STRATEGIC ACQUISITIONS TO UNLOCK:

- ✓ **Sales growth** from distribution synergies
- ✓ **EBITDA growth and margin expansion** from manufacturing & operational efficiencies

LAIRD SUPERFOOD

[1] Closed on 3/12/2026. [2] Closed on 4/21/2026.

Transaction overview summary

- Laird Superfood acquired Terrasoul for $48 million with up to $5 million earnout potential[1] .
- Founder Dennis Botts is staying on in an advisory role for at least two years.
- Unaudited combined company FY25 Net Sales of $161 million[2].
- Acquisition funded by $60 million investment from Nexus Capital, which post-closing owns approximately 71.7%[3].
- No changes to LSF Board composition from previously announced Board structure as of March 12, 2026:
  - Founder Laird Hamilton
  - CEO Jason Vieth
  - Seven directors, including five directors designated by Nexus Capital

[1] As defined in the Purchase agreement filed with the SEC on April 21,2026. [2] Data is based on FY 2025 actuals unaudited financial statements
[3] Based on 12,147,094 of fully diluted common shares outstanding as of April 21,2026.

Strategic acquisitions more than triple our revenue

$161M in pro forma FY2025 net sales with double-digit year over year revenue growth


FY2025 PRO FORMA NET SALES[1]
($S IN MILLIONS)
$49.9
$45.3
$65.8
$161.0
LAIRD SUPERFOODS
NAVITAS ORGANICS
TERRASOUL SUPERFOODS
LAIRD SUPERFOODS
PRO FORMA

[1] Data is based on FY 2025 unaudited financial statements

Terrasoul's portfolio

Terrasoul's portfolio includes over 110 USDA Organic products across powders, snacks, dried fruits, teas, functional beverages, nuts, seeds and baking ingredients – all aligned with today's top wellness trends


TERRASOUL
HEIRLOOM PUMPKIN SEEDS
RAW WHOLE ALMONDS
NUTS & SEEDS
DRIED DARK SWEET CHERRIES
BLACK MISSION FIGS
DRIED FRUITS
CACAO POWDER
COCONUT CHIPS
COCONUT & CACAO
ACAI POWDER
BARLEY GRASS JUICE POWDER
POWDERS
ALMOND FLOUR
ROLLED OATS
BAKING
ORGANIC MASALA CHAI
ORGANIC MUSHROOM INSTANT COFFEE
TEAS & COFFEES

LAIRD SUPERFOOD

Terrasoul's scalable, omni channel distribution


Presence in high-growth channels with competitive moat dynamics and pricing control
Multi-channel exposure increases brand awareness and drives repeat sales
Supply-chain and operational efficiencies enable pricing and margin advantages and new product innovation
Strategic Reinvestment Fuels Further Growth

TERRASOUL SUPERFOODS.

Presence in high-growth channels with competitive moat dynamics and pricing control

- 90% of revenue in pricing-controlled channels (Amazon, DTC, Foodservice, B2B, TJX)
- Walmart.com, Brick & Mortar, B2B, and Food Service scaling rapidly

Multi-channel exposure increases brand awareness and drives sales

- Strong Amazon presence boost credibility and repeat purchases
- New channels (Walmart, Target.com, Amazon Canada/EU) broaden reach

Supply-chain and operational efficiencies enable pricing and margin advantages and new product innovation

- Direct sourcing ensures cost control
- Scalable Fort Worth facility; lean, broker-free model protects margins

Strategic reinvestment fuels further growth

- Investment in innovation, marketing, and automation to fuel growth and COGS savings

LAIRD SUPERFOOD

Balanced portfolio across Wholesale and E-commerce

Opportunity to leverage significant cross-sell opportunities and expand across channels

DISTRIBUTION[1]


39%
LAIRD SUPERFOOD
NAVITAS ORGANICS
61%
28%
TERRASOUL SUPERFOODS
73%
48%
LAIRD PRO FORMA
52%
E-Commerce
Wholesale

[1] Data is based on FY 2025 unaudited financial statements

Terrasoul acquisition accelerates LSF growth and scale

Expands brands in fast-growing superfoods market

Complementary Portfolio: nuts, seeds, powders, beverages

E-Commerce & Marketplace Expertise — Terrasoul $66M FY25 revenue driven predominantly through Amazon and online

Vertical integration — in-house processing and packaging, improving margins

Fulfillment scale — added hub lowers logistics costs and speeds delivery

Double-digit revenue growth YoY, FY25 $161M combined revenue[1]

[1] Data is based on FY 2025 unaudited financial statements

Significant benefits for all stakeholders

CUSTOMERS

Access to a **broader product selection**

Enhanced quality and consistency across products

New **innovative product** offerings

TEAM

Commitment to **ongoing professional development**

Attractive **long-term growth** opportunities

Increased scale and reach

Dedicated to **operational excellence**

INVESTORS

Attractive growth profile

Highly **complementary portfolio** and channel mix

Enhanced scale

Stronger financial profile with **compelling synergy** potential

Strategic platform for growth optionality

LAIRD SUPERFOOD